Putnam Core Equity Fund
The fund's portfolio
7/31/24 (Unaudited)

COMMON STOCKS (93.4%)(a)
	Shares	Value
Aerospace and defense (0.9%)
Boeing Co. (The)(NON)	62,434	$11,899,920
Northrop Grumman Corp.	33,666	16,305,117
RTX Corp.	134,215	15,768,920

		43,973,957
Air freight and logistics (0.3%)
FedEx Corp.	52,173	15,769,289

		15,769,289
Automobiles (1.0%)
General Motors Co.	264,780	11,735,050
Tesla, Inc.(NON)	158,660	36,820,226

		48,555,276
Banks (4.4%)
Bank of America Corp.	1,650,066	66,514,160
Citigroup, Inc.	686,481	44,538,887
Fifth Third Bancorp	245,275	10,384,944
Five Star Bancorp(S)	335,524	9,864,406
JPMorgan Chase & Co.	277,603	59,073,918
UMB Financial Corp.	179,640	18,326,873

		208,703,188
Beverages (1.5%)
Coca-Cola Co. (The)	824,137	55,002,903
Molson Coors Beverage Co. Class B(S)	346,193	18,296,300

		73,299,203
Biotechnology (2.0%)
AbbVie, Inc.	226,058	41,893,069
Amgen, Inc.	57,368	19,073,139
Regeneron Pharmaceuticals, Inc.(NON)	30,452	32,863,494

		93,829,702
Broadline retail (3.6%)
Amazon.com, Inc.(NON)	847,441	158,454,518
eBay, Inc.	239,180	13,300,800

		171,755,318
Capital markets (4.6%)
Ameriprise Financial, Inc.	130,936	56,311,646
Bank of New York Mellon Corp. (The)	595,308	38,736,692
Goldman Sachs Group, Inc. (The)	113,965	58,011,604
Morgan Stanley	80,668	8,325,744
Raymond James Financial, Inc.	405,610	47,050,760
TPG, Inc.	205,008	10,453,358

		218,889,804
Chemicals (0.7%)
DuPont de Nemours, Inc.	113,281	9,481,620
Eastman Chemical Co.	239,377	24,734,825

		34,216,445
Commercial services and supplies (0.4%)
Cintas Corp.	25,955	19,828,063

		19,828,063
Communications equipment (0.8%)
Cisco Systems, Inc.	780,992	37,839,062

		37,839,062
Consumer staples distribution and retail (2.7%)
Casey's General Stores, Inc.	26,432	10,251,387
Kroger Co. (The)	495,831	27,022,790
Target Corp.	198,190	29,809,758
Walmart, Inc.	877,958	60,263,037

		127,346,972
Containers and packaging (0.3%)
Berry Global Group, Inc.	189,422	12,448,814

		12,448,814
Distributors (0.3%)
LKQ Corp.	292,720	12,147,880

		12,147,880
Diversified consumer services (0.1%)
Graham Holdings Co. Class B	7,597	5,886,535

		5,886,535
Diversified REITs (0.4%)
Armada Hoffler Properties, Inc.(R)	1,379,105	16,383,767

		16,383,767
Diversified telecommunication services (0.6%)
AT&T, Inc.	1,209,160	23,276,330
Liberty Global, Ltd. Class A (United Kingdom)(NON)	143,133	2,789,662

		26,065,992
Electric utilities (2.7%)
Constellation Energy Corp.	114,895	21,807,071
NextEra Energy, Inc.	282,673	21,593,390
NRG Energy, Inc.	394,216	29,633,217
PG&E Corp.	2,881,024	52,578,688

		125,612,366
Entertainment (1.0%)
Electronic Arts, Inc.	99,295	14,987,587
Universal Music Group NV (Netherlands)	567,868	13,514,506
Walt Disney Co. (The)	204,421	19,152,203

		47,654,296
Financial services (5.0%)
Apollo Global Management, Inc.	475,513	59,586,534
Berkshire Hathaway, Inc. Class B(NON)	217,295	95,283,858
Mastercard, Inc. Class A	179,797	83,373,667

		238,244,059
Food products (0.1%)
Hershey Co. (The)(S)	25,434	5,022,706

		5,022,706
Ground transportation (1.0%)
Union Pacific Corp.	200,416	49,448,640

		49,448,640
Health care equipment and supplies (0.3%)
Medtronic PLC	131,280	10,544,410
Nyxoah SA (Belgium)(NON)	282,458	2,392,419

		12,936,829
Health care providers and services (5.2%)
Ardent Health Partners, LLC(NON)(S)	633,715	11,324,487
CVS Health Corp.	249,572	15,056,679
Elevance Health, Inc.	48,356	25,726,843
HCA Healthcare, Inc.	59,175	21,483,484
McKesson Corp.	113,321	69,921,323
Tenet Healthcare Corp.(NON)	179,400	26,856,180
UnitedHealth Group, Inc.	130,339	75,096,118

		245,465,114
Hotels, restaurants, and leisure (2.1%)
Brinker International, Inc.(NON)	125,611	8,392,071
Chuy's Holdings, Inc.(NON)	298,019	11,053,525
First Watch Restaurant Group, Inc.(NON)(S)	331,404	5,391,943
Hilton Worldwide Holdings, Inc.	116,684	25,048,554
McDonald's Corp.	93,922	24,926,899
Vail Resorts, Inc.(S)	45,677	8,313,671
Viking Holdings, Ltd. (Bermuda)(NON)	454,275	16,217,618

		99,344,281
Household durables (1.2%)
PulteGroup, Inc.	428,653	56,582,196

		56,582,196
Household products (0.8%)
Procter & Gamble Co. (The)	219,711	35,320,740

		35,320,740
Industrial conglomerates (0.5%)
Honeywell International, Inc.	114,089	23,359,723

		23,359,723
Insurance (0.9%)
Arch Capital Group, Ltd.(NON)	261,366	25,033,635
Assured Guaranty, Ltd.	198,296	16,333,642

		41,367,277
Interactive media and services (6.3%)
Alphabet, Inc. Class C	1,008,652	174,648,094
Meta Platforms, Inc. Class A	246,642	117,113,021
Pinterest, Inc. Class A(NON)	190,262	6,078,871

		297,839,986
IT Services (1.5%)
Gartner, Inc.(NON)	70,583	35,375,494
GoDaddy, Inc. Class A(NON)	151,294	22,005,712
IBM Corp.	81,112	15,584,860

		72,966,066
Life sciences tools and services (0.1%)
Bio-Rad Laboratories, Inc. Class A(NON)(S)	20,761	7,024,692

		7,024,692
Machinery (1.7%)
Deere & Co.	38,031	14,146,771
Otis Worldwide Corp.	622,210	58,798,845
Snap-On, Inc.	20,686	5,937,503

		78,883,119
Media (0.5%)
Charter Communications, Inc. Class A(NON)(S)	29,444	11,180,476
New York Times Co. (The) Class A	189,583	10,159,753

		21,340,229
Metals and mining (1.3%)
Freeport-McMoRan, Inc.	624,425	28,355,139
Nucor Corp.	198,261	32,304,647

		60,659,786
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc.(R)(S)	584,937	11,669,493

		11,669,493
Office REITs (0.2%)
Highwoods Properties, Inc.(R)	248,678	7,701,558

		7,701,558
Oil, gas, and consumable fuels (2.2%)
Antero Resources Corp.(NON)	408,875	11,865,553
ConocoPhillips	380,650	42,328,280
Exxon Mobil Corp.	419,687	49,770,681

		103,964,514
Passenger airlines (0.6%)
Southwest Airlines Co.(S)	1,009,710	27,201,587

		27,201,587
Personal care products (0.3%)
Kenvue, Inc.	822,234	15,203,107

		15,203,107
Pharmaceuticals (3.8%)
AstraZeneca PLC ADR (United Kingdom)	167,656	13,269,972
Eli Lilly and Co.	98,545	79,256,787
Johnson & Johnson	237,442	37,480,220
Merck & Co., Inc.	343,606	38,872,147
Royalty Pharma PLC Class A	401,730	11,316,734

		180,195,860
Real estate management and development (1.3%)
CBRE Group, Inc. Class A(NON)	493,787	55,654,733
CoStar Group, Inc.(NON)	89,546	6,986,379

		62,641,112
Semiconductors and semiconductor equipment (8.5%)
Broadcom, Inc.	375,800	60,383,544
Intel Corp.	270,235	8,307,024
Lam Research Corp.	60,041	55,312,171
NVIDIA Corp.	2,120,850	248,181,867
Qualcomm, Inc.	162,912	29,478,926

		401,663,532
Software (10.1%)
Adobe, Inc.(NON)	50,891	28,074,020
Fair Isaac Corp.(NON)	9,812	15,699,200
Jamf Holding Corp.(NON)	377,912	6,919,569
Microsoft Corp.	782,802	327,485,215
NCR Voyix Corp.(NON)(S)	265,381	3,914,370
Oracle Corp.	477,925	66,646,641
Salesforce, Inc.	106,297	27,509,664

		476,248,679
Specialized REITs (0.8%)
Gaming and Leisure Properties, Inc.(R)	767,215	38,514,193

		38,514,193
Specialty retail (1.5%)
Best Buy Co., Inc.	249,188	21,559,746
Lowe's Cos., Inc.	203,439	49,946,309

		71,506,055
Technology hardware, storage, and peripherals (6.3%)
Apple, Inc.	1,339,242	297,418,863

		297,418,863
Textiles, apparel, and luxury goods (0.1%)
Lululemon Athletica, Inc. (Canada)(NON)	26,004	6,726,195

		6,726,195
Trading companies and distributors (0.7%)
United Rentals, Inc.	42,930	32,502,303

		32,502,303

Total common stocks (cost $2,176,202,727)		$4,419,168,423

INVESTMENT COMPANIES (1.0%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF(NON)(S)	547,621	$46,339,689

Total investment companies (cost $29,913,840)		$46,339,689

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Goldman Sachs International
Cintas Corp. (Put)	Aug-24/$680.00	$11,466,739	$15,010	$1,102
JPMorgan Chase Bank N.A.
Oracle Corp. (Put)	Sep-24/130.00	21,522,992	154,342	446,488
UBS AG
Eli Lilly and Co. (Put)	Aug-24/910.00	11,876,655	14,767	1,621,984

Total purchased options outstanding (cost $1,082,376)				$2,069,574

SHORT-TERM INVESTMENTS (7.7%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	Shares	85,835,319	$85,835,319
Putnam Government Money Market Fund Class G(AFF)	Shares	26,580,736	26,580,736
Putnam Short Term Investment Fund Class P 5.47%(AFF)	Shares	235,929,666	235,929,666
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26%(P)	Shares	1,790,000	1,790,000
U.S. Treasury Bills 5.379%, 8/27/24(SEG)		$800,000	796,950
U.S. Treasury Bills 5.383%, 9/24/24(SEG)(SEGSF)		1,000,000	992,125
U.S. Treasury Bills 5.362%, 10/24/24(SEG)(SEGSF)		12,500,000	12,350,258
U.S. Treasury Bills 5.274%, 11/19/24(SEGSF)		1,400,000	1,378,194

Total short-term investments (cost $365,651,314)			$365,653,248
TOTAL INVESTMENTS

Total investments (cost $2,572,850,257)			$4,833,230,934

FUTURES CONTRACTS OUTSTANDING at 7/31/24 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation

Russell 2000 Index E-Mini (Long)	1,506	$169,762,645	$171,156,900	Sep-24	$10,822,310
S&P 500 Index E-Mini (Long)	109	30,096,535	30,291,100	Sep-24	168,242

Unrealized appreciation					10,990,552

Unrealized (depreciation)					—

Total					$10,990,552

WRITTEN OPTIONS OUTSTANDING at 7/31/24 (premiums $2,059,240) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value

Goldman Sachs International
Cintas Corp. (Call)	Aug-24/$740.00	$11,466,739	$15,010	$411,802
Constellation Energy (Call)	Nov-24/220.00	4,918,098	25,912	256,148
HCA Healthcare, Inc. (Call)	Dec-24/350.00	7,056,966	19,438	689,583
Tenet Healthcare Corp. (Call)	Nov-24/135.00	6,704,764	44,788	960,432
JPMorgan Chase Bank N.A.
Oracle Corp. (Call)	Sep-24/150.00	21,522,992	154,342	527,844

Total				$2,845,809

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2024 through July 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $4,731,196,060.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, Putnam Government Money Market Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:

	Name of affiliate	Fair value as of 4/30/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$92,100,400	$285,971,591	$292,236,672	$1,154,620	$85,835,319
	Putnam Government Money Market Fund Class G†	—	81,878,038	55,297,302	131,534	26,580,736
	Putnam Short Term Investment Fund Class P‡	182,256,342	84,801,054	31,127,730	2,952,753	235,929,666

	Total Short-term investments	$274,356,742	$452,650,683	$378,661,704	$4,238,907	$348,345,721
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $85,835,319 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $84,552,429.
† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,059,012.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,357,581.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund's investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund's investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund's investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts for hedging against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for managing exposure to market risk, for equitizing cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”;.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,398,219 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,357,581 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$392,900,503	$—	$—
Consumer discretionary	472,503,736	—	—
Consumer staples	256,192,728	—	—
Energy	103,964,514	—	—
Financials	718,873,821	—	—
Health care	539,452,197	—	—
Industrials	290,966,681	—	—
Information technology	1,286,136,202	—	—
Materials	107,325,045	—	—
Real estate	125,240,630	—	—
Utilities	125,612,366	—	—

Total common stocks	4,419,168,423	—	—
Investment companies	46,339,689	—	—
Purchased options outstanding	—	2,069,574	—
Short-term investments	28,370,736	337,282,512	—

Totals by level	$4,493,878,848	$339,352,086	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$10,990,552	$—	$—
Written options outstanding	—	(2,845,809)	—

Totals by level	$10,990,552	$(2,845,809)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$160,000
Written equity option contracts (contract amount)	$220,000
Futures contracts (number of contracts)	1,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com